EXHIBIT 99.8
             MORGAN STANLEY
                MSAC-NC10

       Adjustable Rate Population


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85



1. Documentation Level

                                                             % of
                                                           Morgage
                                            Aggregate      Pool by          Avg        Weighted               Weighted
                           Number            Cut-off      Aggregate      Mortgage      Average     Weighted   Average
                             of               Date         Cut-off         Loan         Gross       Average   Combined   Weighted
                          Mortgage          Principal     Principal      Principal     Interest      Gross    Original    Average
Documentation Level         Loans            Balance       Balance        Balance        Rate       Margin      LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation          3365        562,230,197.74      54.22        167,082         7.155       5.744      81.27      585.7
Stated Documentation        2189        433,425,952.96      41.80        198,002         7.550       5.577      80.34      604.4
Limited Documentation        208         41,333,691.34       3.99        198,720         7.183       5.767      81.67      597.0
Total:                      5762      1,036,989,842.04     100.00        179,970         7.321       5.675      80.90      594.0





2. Credit Score

                                                             % of
                                                           Morgage
                                            Aggregate      Pool by          Avg        Weighted               Weighted
                           Number            Cut-off      Aggregate      Mortgage      Average     Weighted   Average
                             of               Date         Cut-off         Loan         Gross       Average   Combined   Weighted
                          Mortgage          Principal     Principal      Principal     Interest      Gross    Original    Average
Credit Score                Loans            Balance       Balance        Balance        Rate       Margin      LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                     19          2,807,840.03       0.27        147,781         8.866       5.959      74.06      500.0
501 - 520                    495         72,978,968.32       7.04        147,432         8.414       5.955      74.47      511.6
521 - 540                    771        117,040,771.48      11.29        151,804         8.196       5.910      76.98      530.8
541 - 560                    845        143,642,835.26      13.85        169,992         7.690       5.804      79.18      551.4
561 - 580                    716        124,880,585.20      12.04        174,414         7.532       5.729      81.18      570.5
581 - 600                    651        117,191,707.87      11.30        180,018         7.377       5.718      81.94      590.6
601 - 620                    827        162,223,644.02      15.64        196,159         6.963       5.658      82.06      610.5
621 - 640                    558        104,911,681.88      10.12        188,014         6.872       5.608      82.95      629.2
641 - 660                    359         71,600,259.36       6.90        199,444         6.757       5.592      84.40      650.2
661 - 680                    212         45,758,778.81       4.41        215,843         6.602       5.484      84.32      669.6
681 - 700                    109         22,921,048.41       2.21        210,285         6.350       5.314      82.28      690.5
701 - 720                     82         20,547,856.73       1.98        250,584         6.069       5.040      84.60      710.1
721 - 740                     53         14,500,684.31       1.40        273,598         5.720       4.561      84.32      729.9
741 - 760                     33          8,039,804.04       0.78        243,630         5.893       4.632      84.57      750.8
761 - 780                     24          5,712,191.41       0.55        238,008         5.882       4.613      86.25      770.4
781 - 800                      8          2,231,184.91       0.22        278,898         5.915       4.727      82.85      790.6
Total:                      5762      1,036,989,842.04     100.00        179,970         7.321       5.675      80.90      594.0
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 594





3. Range of Original LTV Ratios (%)

                                                             % of
                                                           Morgage
                                            Aggregate      Pool by          Avg        Weighted               Weighted
                           Number            Cut-off      Aggregate      Mortgage      Average     Weighted   Average
Range                        of               Date         Cut-off         Loan         Gross       Average   Combined   Weighted
of Original               Mortgage          Principal     Principal      Principal     Interest      Gross    Original    Average
LTV Ratios (%)              Loans            Balance       Balance        Balance        Rate       Margin      LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                  2            104,879.24       0.01         52,440         8.830       5.883      13.13      537.3
15.01 - 20.00                  3            166,614.66       0.02         55,538         9.062       5.728      39.98      602.6
20.01 - 25.00                  4            219,671.09       0.02         54,918         7.855       5.858      22.28      575.5
25.01 - 30.00                  5            482,805.78       0.05         96,561         7.665       5.748      27.55      571.3
30.01 - 35.00                 14          1,541,585.62       0.15        110,113         7.559       5.927      33.05      571.9
35.01 - 40.00                 15          1,805,643.44       0.17        120,376         7.716       5.977      37.64      569.9
40.01 - 45.00                 30          3,643,645.60       0.35        121,455         6.943       5.809      42.15      574.2
45.01 - 50.00                 42          6,044,366.61       0.58        143,913         7.163       5.894      47.88      583.6
50.01 - 55.00                 76         12,010,600.12       1.16        158,034         7.071       5.889      52.90      575.1
55.01 - 60.00                120         19,340,654.63       1.87        161,172         7.252       5.908      57.93      571.2
60.01 - 65.00                220         38,555,141.20       3.72        175,251         7.460       5.927      63.35      569.5
65.01 - 70.00                330         55,554,431.44       5.36        168,347         7.726       5.959      68.74      564.0
70.01 - 75.00                573         96,604,921.05       9.32        168,595         7.646       5.907      74.10      567.7
75.01 - 80.00               1616        285,876,469.47      27.57        176,904         7.146       5.668      79.61      596.8
80.01 - 85.00               1131        203,824,741.70      19.66        180,216         7.511       5.583      84.57      583.1
85.01 - 90.00               1381        272,638,643.77      26.29        197,421         7.185       5.558      89.73      613.6
90.01 - 95.00                187         36,281,263.20       3.50        194,017         7.145       5.555      94.68      648.5
95.01 - 100.00                13          2,293,763.42       0.22        176,443         7.412       5.584      99.65      660.9
Total:                      5762      1,036,989,842.04     100.00        179,970         7.321       5.675      80.90      594.0
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.96
Maximum: 100.00
Weighted Average: 80.89





4. Documentation Level - LTV over 85

                                                             % of
                                                           Morgage
                                            Aggregate      Pool by          Avg        Weighted               Weighted
                           Number            Cut-off      Aggregate      Mortgage      Average     Weighted   Average
                             of               Date         Cut-off         Loan         Gross       Average   Combined   Weighted
Documentation             Mortgage          Principal     Principal      Principal     Interest      Gross    Original    Average
Level - LTV over 85         Loans            Balance       Balance        Balance        Rate       Margin      LTV     FICO Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation           958        181,545,380.40      58.33        189,505         6.960       5.588      90.53      605.0
Stated Documentation         544        113,562,124.83      36.49        208,754         7.546       5.500      90.14      639.9
Limited Documentation         79         16,106,165.16       5.18        203,876         7.116       5.615      90.48      609.6
Total:                      1581        311,213,670.39     100.00        196,846         7.182       5.557      90.38      618.0

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.